Exhibit 99.1

AMENDMENT NO. 6

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 6 (this “Amendment”), dated as of October 30, 2009, by and among LIFETIME BRANDS, INC., (the “Borrower”), the several financial institutions party hereto and HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent and Co-Collateral Agent for the Lenders.

RECITALS

A.        The Borrower, the Lenders, Citibank, N.A. and Wachovia Bank, National Association, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Syndication Agent and Co-Collateral Agent, and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of October 31, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

B.        The Borrower has requested the Lenders to amend the Credit Agreement in certain respects.

C.        The Administrative Agent has advised the Borrower that the Super-Majority Lenders are willing to agree to its request on the terms and subject to the conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.            Amendments to Credit Agreement.

(a)       Additional Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 6” means Amendment No. 6 to Second Amended and Restated Credit Agreement dated as of October 30, 2009 among the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 6 Effective Date” means October 30, 2009.

“Eligible In-Transit Inventory” means Inventory which would otherwise be Eligible Inventory that is located outside of the United States of America and in transit to either the premises of a Customs Broker in the United States of America or premises of the Borrower or any Guarantor in the United States of America that are either owned and controlled by the Borrower or such Guarantor or leased by the Borrower or such Guarantor (but only if the Administrative Agent shall have received a Collateral Access Agreement, duly authorized, executed and delivered by the owner and lessor of such premises, as the case may be), provided that (a) the Administrative Agent has a first priority perfected Lien upon, and control and possession of, all originals of documents of title with respect to such Inventory, (b) the Administrative Agent has received

(i) a Collateral Access Agreement, duly authorized, executed and delivered by the Customs Broker handling the shipping and delivery of such Inventory, (ii) a copy of the certificate of marine cargo insurance in connection therewith in which the Administrative Agent has been named as an additional insured and loss payee in a manner acceptable to the Administrative Agent and (iii) a copy of the invoice and manifest with respect thereto, (c) such Inventory is not subject to any Letter of Credit, (d) the Borrower shall have caused all bills of lading and other documents of title relating to the goods being purchased by it which are outside the United States of America and in transit to such premises to name the Borrower as consignee, unless and until the Co-Collateral Agents may direct otherwise or, in the event that the Co-Collateral Agents shall have so directed, from time to time as the Co-Collateral Agents may direct, the Borrower shall have caused the Administrative Agent or such other financial institution or other Person as the Co-Collateral Agents may specify to be named as consignee, it being understood, without limiting any other rights of the Administrative Agent, the Co-Collateral Agents or any Lender hereunder, at any time on or after the occurrence of a Default, and for so long as the same is continuing, the Administrative Agent shall have the right to endorse and negotiate on behalf of, and as attorney-in-fact for, the Borrower and the Guarantors any bill of lading or other document of title with respect to such goods naming the Borrower or any Guarantor as consignee to the Administrative Agent; (e) three (3) originals of each bill of lading or other document of title which, unless and until the Co-Collateral Agents shall direct otherwise, shall have been delivered as follows: (i) one (1) original to such Customs Broker as the Borrower may specify (so long as the Administrative Agent has received a Collateral Access Agreement duly authorized, executed and delivered by such Customs Broker) and (ii) two (2) originals sent to the Administrative Agent or to such other Person as the Administrative Agent may designate for such purpose; (f) the Borrower shall have obtained a copy (but not the originals) of such bill of lading and other documents of title from the Customs Broker; and (g) the Borrower shall have caused all bills of lading or other documents of title relating to goods purchased by the Borrower or any Guarantor which are outside the United States of America and in transit to the premises of the Borrower or such Guarantor or the premises of a Customs Broker in the United States of America to be issued in a form so as to constitute negotiable documents as such term is defined in the Uniform Commercial Code.

“In-Transit Inventory Amount” means (a) during each period from November 1 to and including May 30 during the term hereof $10,000,000 and (b) during each period from May 31 to and including October 31 during the term hereof, $15,000,000.

(b)       Aggregate Revolving Commitment. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Aggregate Revolving Commitment” in its entirety and substituting the following therefor:

“Aggregate Revolving Commitment” means, at any time, the sum at such time of the aggregate Revolving Commitments of all Lenders, which, as of the Amendment No. 6 Effective Date equals $130,000,000.

(c)       Borrowing Base Amount. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Borrowing Base Amount” in its entirety and substituting the following therefor:

“Borrowing Base Amount”means, as of any date of determination, a sum equal to:

(a) the Borrowing Base Percentage of Eligible Receivables; plus

(b) the lesser of (i) the Borrowing Base Percentage of Eligible Inventory and (ii) the Eligible Inventory Amount as of such date minus the sum of (A) the lesser of (I) the Borrowing Base Percentage of Eligible Work in Process Inventory and (II) $2,000,000 and (B) the lesser of (I) the Borrowing Base Percentage of Eligible In-Transit Inventory and (II) the In-Transit Inventory Amount as of such date; plus

(c) the lesser of (i) the Borrowing Base Percentage of Eligible Work in Process Inventory and (ii) $2,000,000; plus

(d) the lesser of (i) the Borrowing Base Percentage of Eligible In-Transit Inventory and (ii) the In-Transit Inventory Amount as of such date.

(d)       Borrowing Base Percentage. Section 1.01 of the Credit Agreement is hereby amended by deleting the first sentence of the definition of “Borrowing Base Percentage” in its entirety and substituting the following therefor:

“Borrowing Base Percentage” means (a) with respect to Eligible Receivables, 85%, (b) with respect to Eligible Inventory, 85% of the Net Orderly Liquidation Value Percentage with respect to Eligible Inventory as of the date of determination of the Borrowing Base Percentage, (c) with respect to Eligible Work in Process Inventory, 85% of the Net Orderly Liquidation Value Percentage with respect to Eligible Work in Process Inventory as of the date of determination of the Borrowing Base Percentage, and (d) with respect to Eligible In-Transit Inventory, 85% of the Net Orderly Liquidation Value Percentage with respect to Eligible In-Transit Inventory as of the date of determination of the Borrowing Base Percentage.

(e)       Consolidated EBITDA. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Consolidated EBITDA” in its entirety and substituting the following therefor:

“Consolidated EBITDA” means, for any period, net income of the Borrower and its Subsidiaries for such period before provision for federal and state income taxes, determined on a Consolidated basis, plus the sum of, without duplication, (a) Consolidated Interest Expense for such period, (b) depreciation, amortization and other non-cash charges of the Borrower and its Subsidiaries, each to the extent deducted in determining such net income for such period, (c) non-cash, non-recurring asset impairment charges, not to exceed $2,000,000 in the aggregate, and non-recurring cash restructuring charges, not to exceed $1,500,000 in the aggregate, incurred during the fiscal quarters beginning July 1, 2009 and ending June 30, 2010 in connection with the closure of the Borrower’s distribution facility and offices located in York, Pennsylvania and (d) severance expenses relating to the consolidation of divisions of the Borrower not to exceed $1,000,000, minus the sum of extraordinary gains from sales, exchanges and other dispositions of property not in the ordinary course of business. Notwithstanding anything to the contrary in this definition, for purposes hereof, the term “Consolidated EBITDA” shall be computed, for any period, on a consistent basis, to reflect purchases and acquisitions made after the Amendment No. 2 Effective Date by the Borrower or any Subsidiary of any Person or assets of any Person constituting a business unit during the relevant period as if such purchase or acquisition occurred at the beginning of such period; provided that any amounts included in the determination of Consolidated EBITDA pursuant to this sentence for any period shall not exceed an amount equal to 25% of the Consolidated EBITDA of the Borrower for such period determined without giving effect to this sentence.

(f)        Eligible Inventory. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Eligible Inventory” in its entirety and substituting the following therefor:

“Eligible Inventory” means Inventory (other than Eligible Work in Process Inventory and Eligible In-Transit Inventory) located in the United States of America subject to a fully perfected first priority security interest in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to the Security Agreement which is not on consignment from any third party and which conforms to the representations and warranties contained in the Security Agreement. Notwithstanding the foregoing, “Eligible Inventory” shall not include (a) obsolete or damaged Inventory, (b) Inventory consisting of samples, promotional, marketing, packaging or shipping materials or supplies or otherwise not of a type held for sale in the ordinary course of the Borrower’s or a Guarantor’s business, (c) Inventory not saleable within one year from the date of acquisition or creation thereof, (d) Inventory to be returned to suppliers, (e) any Inventory at premises other than those owned and controlled by the Borrower or any Guarantor except any Inventory that would otherwise be Eligible Inventory at locations that are leased by the Borrower or any Guarantor (including public warehouse facilities at which the Borrower’s Inventory is segregated from property of third parties) may nevertheless be considered Eligible Inventory if the Administrative Agent shall have received a Collateral Access Agreement, duly authorized, executed and delivered by the owner and lessor of such premises; (f) Inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party from whom the Borrower or any Guarantor has received notice of a dispute in respect of any such agreement or with respect to which the Administrative Agent has not obtained a Collateral Access Agreement, duly authorized, executed and delivered by such third party and (g) except for Eligible In-Transit Inventory and for Eligible Work in Process Inventory of the Additional Guarantor located in Puerto Rico, Inventory which is not located on the Borrower’s or a Guarantor’s owned or leased premises in the United States of America.

(g)       Minimum Adjusted Excess Availability. Section 7.19 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

Section 7.19             Minimum Adjusted Excess Availability

The Borrower shall not permit the Adjusted Excess Availability at any time during any period in the table set forth below to be less than the amount set forth opposite such period:

Fiscal Quarter Ending	Minimum Adjusted Excess Availability
Fiscal Quarter Ending June 30, 2009	$10,000,000.00
Fiscal Quarter Ending September 30, 2009	$15,000,000.00
Fiscal Quarters Ending December 31, 2009 and March 31, 2010	$15,000,000.00
Fiscal Quarter Ending June 30, 2010	$15,000,000.00
Fiscal Quarter Ending September 30, 2010 and thereafter	$15,000,000.00

(h)       Commitments. Schedule 2.01 to the Credit Agreement is hereby deleted in its entirety and Exhibit A to this Amendment is substituted therefor.

(i)        General. All references to “this Agreement” in the Credit Agreement and to “the Credit Agreement” in the other Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby.

2.         Conditions to Effectiveness. This Amendment shall be effective upon the satisfaction of each of the following conditions:

(a)       The Administrative Agent shall have received an executed counterpart of this Amendment signed by the Borrower, the Super-Majority Lenders and the Administrative Agent.

(b)       The Administrative Agent shall have received an executed counterpart of the acknowledgement and consent annexed hereto duly executed by each of the Guarantors.

(c)       The representations and warranties contained in the Credit Agreement shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and, after giving effect to the amendments set forth in Section 1 hereof, no Default or Event of Default shall exist.

(d)       The Borrower shall have paid to the Administrative Agent for the account of each Lender that has executed this Amendment, a fee equal to 0.10% of such Lender’s Revolving Commitment immediately prior to giving effect to the changes in the Lenders’ Revolving Commitments pursuant to this Amendment.

(e)       The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 6 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(f)        The Borrower shall have paid the reasonable fees and disbursements of counsel to the Administrative Agent in connection with this Amendment.

The Administrative Agent shall notify the Borrower and the Credit Parties of the Amendment No. 6 Effective Date, and such notice shall be conclusive and binding.

3.         Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)       The representations and warranties set forth in the Loan Documents (other than the representations and warranties made as of a specific date) are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof.

(b)       After giving effect to the amendments set forth in Section 1 hereof, no Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

(c)       (i) The execution, delivery and performance by the Borrower of this Amendment is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of the Borrower, (ii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and (iii) neither this Amendment nor the execution, delivery and performance by the Borrower hereof: (A) contravenes the terms of the Borrower’s organization documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which the Borrower or its property is subject, or (C) violates any requirement of law.

4.            Effect; No Waiver.

(a)       The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder and (ii) agrees and admits that it has no defenses to or offsets against any such obligation. Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein.

(b)       The Borrower hereby (i) reaffirms all of its agreements and obligations under the Security Documents, (ii) reaffirms that all Obligations of the Borrower under or in connection with the Credit Agreement as amended hereby are “Obligations” as that term is defined in the Security Documents and (iii) reaffirms that all such Obligations continue to be secured by the Security Documents, which remains in full force and effect and is hereby ratified and confirmed.

5.         Release.           AS MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS AMENDMENT BY THE ADMINISTRATIVE AGENT AND LENDERS PARTY HERETO AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER, BY ITS EXECUTION OF THIS AMENDMENT, AND THE GUARANTORS, BY THEIR EXECUTION OF THE ACKNOWLEDGMENT AND CONSENT, FOR THEMSELVES AND ON BEHALF OF

THEIR RESPECTIVE DIRECTORS, OFFICERS, MEMBERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASORS”), HEREBY WAIVE, RELEASE, REMISE, ACQUIT AND DISCHARGE THE ADMINISTRATIVE AGENT AND THE LENDERS AND EACH AND ANY OF THEIR RESPECTIVE PARENTS, AFFILIATES, DIRECTORS, OFFICERS, LENDER, EMPLOYEES, REPRESENTATIVES, SHAREHOLDERS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, ADVISORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASEES”) OF AND FROM ANY AND ALL CONTROVERSIES, DAMAGES, COSTS, LOSSES, CAUSES OF ACTION, SUITS, JUDGMENTS, CLAIMS, RECOUPMENTS, COUNTERCLAIMS OR DEMANDS, OF EVERY TYPE, KIND, NATURE, DESCRIPTION OR CHARACTER, WHETHER NOW EXISTING OR THAT COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NAME, WHETHER KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, FORESEEABLE OR UNFORESEEABLE, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, IN LAW OR EQUITY, WHICH ANY OF THE RELEASORS PREVIOUSLY HAD FROM THE BEGINNING OF THE WORLD OR NOW HAVE AGAINST ANY OF THE RELEASEES THROUGH THE DATE HEREOF, RELATED TO OR CONNECTED WITH THE LOAN DOCUMENTS, THIS AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED BY ANY OF THE FOREGOING.

6.            Miscellaneous.

(a)       The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

(b)       THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND DECISIONS OF THE STATE OF NEW YORK.

(c)       This Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

(d)       This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

LIFETIME BRANDS, INC.

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief
Financial Officer

LIFETIME BRANDS AMENDMENT NO. 6

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent, Co-Collateral Agent, Issuer and Lender

By:	/s/ Thomas Getty
Thomas A. Getty, Jr.
Vice President

LIFETIME BRANDS AMENDMENT NO. 6

JPMORGAN CHASE BANK, N.A., as Syndication Agent, Co-Collateral Agent and Lender

By:	/s/ Joesph Lisack
Name:	Joseph A. Lisack
Title:	Vice President

LIFETIME BRANDS AMENDMENT NO. 6

CITIBANK, N.A., as Co-Documentation Agent and Lender

By:	/s/ Anthony J. Timpanaro
Name:	Anthony J. Timpanaro
Title:	Vice President

LIFETIME BRANDS AMENDMENT NO. 6

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender

By:	/s/ Jeanette Griffin
Name:	Jeanette Griffin
Title:	Senior Vice President

LIFETIME BRANDS AMENDMENT NO. 6

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Guarantors hereby (1) consents to the execution and delivery by the Borrower of the foregoing Amendment No. 6; (2) confirms and agrees that it is a Guarantor party to the Guarantee Agreement and a Grantor party to the Security Agreement and that the Guarantee Agreement, the Security Agreement and the other Loan Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms, (3) agrees that the definition of “Obligations” (and any other term referring to the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent or any of the Lenders) in the Guarantee Agreement and the other Loan Documents shall include the Indebtedness of the Borrower under the foregoing Amendment No. 6; (4) agrees that the definition of “Credit Agreement” in the Guarantee Agreement and the other Loan Documents to which it is a party is hereby amended to mean the Credit Agreement as modified by the foregoing Amendment No. 6; (5) reaffirms its continuing liability under its Guarantee Agreement (as modified hereby); (6) reaffirms all of its agreements and obligations under the Security Documents; (7) reaffirms that all Obligations of the Borrower under or in connection with the Credit Agreement as modified by the foregoing Amendment No. 6 are “Obligations” as that term is defined in the Security Documents; and (8) reaffirms that all such Obligations continue to be secured by the Security Documents, which remain in full force and effect and are hereby ratified and confirmed.

OUTLET RETAIL STORES, INC.

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief
Financial Officer

PFALTZGRAFF FACTORY STORES, INC.

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief
Financial Officer

SYRATECH ACQUISITION CORPORATION

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief
Financial Officer

LTB DE MEXICO, S.A. DE C.V.

By:	/s/ Laurence Winoker
Laurence Winoker
Director

TMC ACQUISITION INC.

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief
Financial Officer

LIFETIME BRANDS AMENDMENT NO. 6 ACKNOWLEDGMENT AND CONSENT

EXHIBIT A TO AMENDMENT NO. 6

SCHEDULE 2.01

Amendment No. 6 Effective Date Commitments

Lender	Commitment
HSBC Bank USA, National Association	$34,666,667
JPMorgan Chase Bank, N.A.	$31,777,779
Citibank, N.A.	$31,777,777
Wachovia Bank, National Association	$31,777,777
TOTAL	$130,000,000